Commitments and Contingencies	12 Months Ended
Mar. 31, 2017
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies

11. Commitments and Contingencies

The Company leases its facilities under non-cancelable operating leases with various expiration dates through October 2020. Rent expense was $3.2 million, $2.8 million and $2.6 million for the years ended March 31, 2017, 2016 and 2015, respectively. The Company also has non-cancelable commitments related to its data centers.  In January 2017, the Company entered into a capital lease agreement for certain computer equipment with a non-cancelable term through December 2019.

Future minimum payments for our capital leases, operating leases and data centers as of March 31, 2017 are as follows:

Year Ending March 31,	Capital Leases	Operating Leases	Data Centers
2018	$251	$4,743	$14,244
2019	251	7,002	12,240
2020	—	6,329	12,555
2021	—	4,711	10,127
2022	—	3,633	5,706
Thereafter	—	19,885	—
Total minimum lease payments	$502	$46,303	$54,872
Less: Amount representing interest	(24)
Present value of capital lease obligations	478
Less: Current portion	(233)
Long-term portion of capital lease obligations	$245

Certain amounts included in the table above relating to co-location leases for the Company’s servers includes usage based charges in addition to base rent.

The Company has outstanding letters of credit of $3.8 million and $0.4 million related to certain operating leases as of March 31, 2017 and 2016, respectively.

Litigation

The Company, from time to time, may be party to litigation arising in the ordinary course of its business. The Company was not subject to any material legal proceedings during the years ended March 31, 2017, 2016 and 2015, and, to the best of its knowledge, no material legal proceedings are currently pending or threatened.

Indemnification

The Company typically enters into indemnification agreements with customers in the ordinary course of business. Pursuant to these agreements, the Company indemnifies and agrees to reimburse the indemnified party for losses suffered or incurred as a result of claims of intellectual property infringement. These indemnification agreements are provisions of the applicable customer agreement. Based on when clients first sign an agreement for the Company’s service, the maximum potential amount of future payments the Company could be required to make under certain of these indemnification agreements is unlimited. Based on historical experience and information known as of March 31, 2017, the Company has not incurred any costs for the above guarantees and indemnities.

In certain circumstances, the Company warrants that its services will perform in all material respects in accordance with its standard published specification documentation in effect at the time of delivery of the services to the customer for the term of the agreement. To date, the Company has not incurred significant expense under its warranties and, as a result, the Company believes the estimated fair value of these agreements is immaterial.